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                                                                   Exhibit 10.20


                                   AGREEMENT
                                   ---------

     This AGREEMENT is made as of the 18th day of November, 1994, by and between Jones Education Networks, Inc., a corporation organized under the laws of Colorado, U.S.A. (hereinafter called Jones"), and Space Vision, Inc,, a corporation organized under the laws of the Republic of China (hereinafter called "SVI"), with reference to matters of the translation and subtitling of video programs wherein the two parties have signed the Program Distribution Agreement dated 28th day of September, 1994.

     The parties agree as follows:

     I. Jones hereby authorizes SVI to make all necessary arrangements for the translation and the subtitling of the video programs of Mind Extension University (hereinafter called "ME/U").

     2. For the consideration of translation and subtitling accuracy, Jones shall provide SVI with Betacam Program Tapes of ME/U, and written program scripts.

     3. Following completion of the translation and subtitling of the video programs by SVI, SVI may directly distribute the video programs to the Systems Operator, as according to the terms of the Program Distribution Agreement dated 28th day of September, 1994.

     4. Jones shall unconditionally guarantee the following matters:
               a) The payment of all expenses for the translation and subtitling of video programs; as that described in Exhibit A, attached to this Agreement.
               b) Jones is lawfully in possession of the Programs, and
                  has the right, without any limitations or restrictions, to authorize SVI to translate and subtitle the programs that Jones provides.

     5. Each month, after SVI receives the batch of Betacam Program Tapes, Jones shall wire the monthly translation and subtitling payments for the previous month, in the amount of US$49,500, on the 15th day of each month
                                        -----------------------------
     thereafter, to SVI's account, which is listed as follows:

        Bank             : First Commercial Bank
        Address          : Savings Department
                           No. 184, Shin-Yi Rd. Sec. 4
                           Taipei, Taiwan
                           R O. C.
        Swift #          : FCBKTWTP
        Account No       : 094-40-005061
        The Account Of   : Space Vision, Inc.
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     6. This Ageement shall be binding upon and inure to the benefit of, the parties hereto and their respective successors and permitted assignees. Neither party shall assign this Agreement or any, rights or obligations hereunder without the prior written express consent of the other party.

     7. This Agreement shall be governed by, and construed in all respects in accordance with the laws of the Republic of China. The parties hereto, hereby irrevocabiy submit to the jurisdiction of the Taipei District Court in respect of this Agreement.

     This Agreement contitutes the entire agreement between the parties, and can only be amended in writing.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date and the year first written above.

                                    Space Vision, Inc.



                                     /s/ RUDOLPH LEE
                               ----------------------------
                                       Rudolph Lee
                                        Chairman


                               Jones Education Networks Inc.



                                     /s/ GREGORY J. LIPTAK
                               ----------------------------
                                        Gregory J. Liptak

                             Group President/Global Distribution
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                                   EXHIBIT A
                                   ---------

     Jones shall pay the translation and the subtitling fees to Space Vision as follows:

     Work descriptions                              Price per hour
     -----------------                              --------------
     Translation and Chinese Character Key-in          USD   230.00
     Betacam Program Tape Material Fee                 USD    45.00



          Total Amount( per program hour)              USD   275.00

          Total Amount(180 program hours)              USD49,500.00
                                                          ---------

     Note: 1. The above price list is quoted based on Betacam NTSC format with scripts provided.
              ------------
           2. The above price quoted shall be revised through a negotiation between Jones and SVI if the exchange rate fluctuates over 15%.
              ---